VOYA SEPARATE PORTFOLIOS TRUST

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

(collectively, the “Target Retirement Funds”)

Supplement dated November 26, 2024

to the Target Retirement Funds’ Class A, Class I, Class R, and Class R6 Shares’ Prospectus,

dated September 30, 2024

(the “Prospectus”)

Effective immediately, the Target Retirement Funds’ Prospectus is revised as follows:

1.In the section of the Prospectus entitled “Key Information About the Underlying Funds – Unaffiliated Underlying Funds,” the following sub-section is added:

Underlying Fund: Fidelity® 500 Index Fund

Investment Adviser: Fidelity Management & Research Company LLC

Sub-Adviser(s): Geode Capital Management, LLC

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. The fund normally invests at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States. The fund lends securities to earn income for the fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE